SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

The date of this supplement is May 12, 2026.

For the MFS® Funds listed below:

MFS® AGGRESSIVE GROWTH ALLOCATION FUND	MFS® INTERNATIONAL DIVERSIFICATION FUND
MFS® BLENDED RESEARCH® GROWTH EQUITY FUND	MFS® INTERNATIONAL GROWTH FUND
MFS® BLENDED RESEARCH® MID CAP EQUITY FUND	MFS® INTERNATIONAL INTRINSIC EQUITY FUND
MFS® BLENDED RESEARCH® SMALL CAP EQUITY FUND	(FORMERLY MFS® INTERNATIONAL INTRINSIC VALUE FUND)
MFS® BLENDED RESEARCH® VALUE EQUITY FUND	MFS® INTERNATIONAL LARGE CAP VALUE FUND
MFS® CONSERVATIVE ALLOCATION FUND	MFS® MANAGED WEALTH FUND
MFS® EMERGING MARKETS EQUITY FUND	MFS® MODERATE ALLOCATION FUND
MFS® GROWTH ALLOCATION FUND

Effective August 1, 2026, the name of MFS International Large Cap Value Fund will change to MFS International Value Fund; therefore, all references to MFS International Large Cap Value Fund are hereby replaced with references to MFS International Value Fund as of that date.

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